                                                                    EXHIBIT (b)


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS




M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York 10004

Eli Broad                          SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Pei-yuan Chia                      298 Bedford - Banksville Road
                                   Bedford, New York 10506

Marshall A. Cohen                  Cassels, Brock & Blackwell
                                   40 King Street West
                                   20th Floor
                                   Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York 14005

Martin S. Feldstein                National Bureau of Economic
                                   Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts 02138

Ellen V. Futter                    American Museum of Natural History
                                   West 79th Street
                                   New York, New York 10024

Leslie L. Gonda                    International Lease Finance Corporation
                                   1999 Avenue of the Stars
                                   Los Angeles, California 90067

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

M. R. Greenberg                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Floor
                                   Washington, DC 20036

Frank J. Hoenemeyer                7 Harwood Drive
                                   Madison, New Jersey 07940

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Dean P. Phypers                    220 Rosebrook Road
                                   New Canaan, Connecticut 06840

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Edmund S.W. Tse                    American International Assurance
                                   Co., Ltd.
                                   1 Stubbs Road
                                   Hong Kong

Jay S. Wintrob                     SunAmerica Inc.
                                   1 SunAmerica Center
                                   Los Angeles, California 90067

Frank G. Wisner                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS



M.R. Greenberg                     Chairman & Chief Executive Officer
70 Pine Street
New York, New York  10270

Thomas R. Tizzio                   Senior Vice Chairman - General
70 Pine Street                     Insurance
New York, New York  10270

Edward E. Matthews                 Vice Chairman - Investments &
70 Pine Street                     Financial Services
New York, New York  10270

Edmund S.W. Tse                    Vice Chairman - Life Insurance
American International
Assurance Co., Ltd.
1 Stubbs Road
Hong Kong

Frank G. Wisner                    Vice Chairman - External Affairs
70 Pine Street
New York, New York  10270

Evan G. Greenberg                  President & Chief Operating Officer
70 Pine Street                     70 Pine Street
New York, New York  10270          New York, New York  10270

Edwin A.G. Manton                  Senior Advisor
70 Pine Street
New York, New York  10270

John J. Roberts                    Senior Advisor
70 Pine Street
New York, New York  10270

Ernest E. Stempel                  Senior Advisor
70 Pine Street
New York, New York  10270

Kristian P. Moor                   Executive Vice President - Domestic
70 Pine Street                     General Insurance
New York, New York  10270

R. Kendall Nottingham              Executive Vice President - Life
70 Pine Street                     Insurance
New York, New York 10270

Robert B. Sandler                  Executive Vice President - Senior
70 Pine Street                     Casualty Actuary & Senior Claims
New York, New York  10270          Officer

Howard I. Smith                    Executive Vice President, Chief
70 Pine Street                     Financial Officer & Comptroller
New York, New York  10270

William N. Dooley                  Senior Vice President - Financial
70 Pine Street                     Services
New York, New York  10270

Lawrence W. English                Senior Vice President -
70 Pine Street                     Administration
New York, New York  10270

Axel I. Freudmann                  Senior Vice President - Human
72 Wall Street                     Resources
New York, New York  10270

Win J. Neuger                      Senior Vice President & Chief
70 Pine Street                     Investment Officer
New York, New York  10270

Ernest T. Patrikis                 Senior Vice President & General Counsel
70 Pine Street
New York, New York  10270

Martin J. Sullivan                 Senior Vice President - Foreign
70 Pine Street                     General Insurance
New York, New York  10270

Robert E. Lewis                    Vice President & Chief Credit
70 Pine Street                     Officer
New York, New York  10270

Charles M. Lucas                   Vice President & Director of Market
70 Pine Street                     Risk Management
New York, New York  10270

Frank Petralito II                 Vice President & Director of Taxes
70 Pine Street
New York, New York  10270

Kathleen E. Shannon                Vice President, Secretary &
70 Pine Street                     Associate General Counsel
New York, New York  10270

John T. Wooster, Jr.               Vice President - Communications
70 Pine Street
New York, New York  10270

Carol A. McFate                    Treasurer
70 Pine Street
New York, New York  10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont  05672

Evan G. Greenberg                  70 Pine Street
Director                           New York, New York 10270

M.R. Greenberg                     70 Pine Street
Director & Chairman of the         New York, New York  10270
Board

Joseph C.H. Johnson                American International Building
Director, President &              29 Richmond Road
Treasurer                          Pembroke HM08 Bermuda

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Edward E. Matthews                 70 Pine Street
Director                           New York, New York  10270

L. Michael Murphy                  American International Building
Director, Vice President &         29 Richmond Road
Secretary                          Pembroke HM08 Bermuda

John J. Roberts                    70 Pine Street
Director                           New York, New York  10270

Robert M. Sandler                  70 Pine Street
Director                           New York, New York  10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York  10270

Thomas R. Tizzio                   70 Pine Street
Director                           New York, New York  10270

Edmund S.W. Tse                    1 Stubbs Road
Director                           Hong Kong

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS



M.R. Greenberg                     70 Pine Street
Director and Chairman              New York, New York 10270

Florence A. Davis                  70 Pine Street
Director and President             New York, New York 10270

Marion I. Breen                    70 Pine Street
Director                           New York, New York 10270

Evan G. Greenberg                  70 Pine Street
Director                           New York, New York 10270

T.C. Hsu                           70 Pine Street
Director                           New York, New York 10270

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Edward E. Matthews                 70 Pine Street
Director                           New York, New York 10270

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Howard I. Smith                    70 Pine Street
Director                           New York, New York 10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Edmund S.W. Tse                    1 Stubbs Road
Director                           Hong Kong

Gladys Thomas                      70 Pine Street
Vice President and Secretary       New York, New York 10270

Janet M. Offensend                 70 Pine Street
Treasurer                          New York, New York 10270

                             C.V. STARR & CO., INC.

                              OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

E.G. Greenberg                     70 Pine Street
Director & Executive Vice          New York, New York 10270
President

M.R. Greenberg                     70 Pine Street
Director, President & Chief        New York, New York 10270
Executive Officer

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Edward E. Matthews                 70 Pine Street
Director & Senior Vice             New York, New York 10270
President

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Robert M. Sandler                  70 Pine Street
Director & Vice President          New York, New York 10270

Howard I. Smith                    70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Thomas R. Tizzio                   70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Edmund S.W. Tse                    1 Stubbs Road
Director & Senior Vice             Hong Kong
President

Gary Nitzsche                      70 Pine Street
Treasurer                          New York, New York 10270

Kathleen E. Shannon                70 Pine Street
Secretary                          New York, New York 10270

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.


                                   DIRECTORS


John P. Cavoores             American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Charles H. Dangelo           American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Evan G. Greenberg            American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


M.R. Greenberg               American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


David M. Hupp                American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Robert P. Jacobson           American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Edwin A. G. Manton           American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Edward E. Matthews           American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Christian M. Milton          American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Kristian P. Moor             American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270

Win J. Neuger                American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Robert M. Sandler            American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270


Thomas R. Tizzio             American International Group, Inc.
                             70 Pine Street
                             New York, New York 10270

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                     Chairman of the Board of Directors
70 Pine Street
New York, New York 10270

Kristian P. Moor                     Vice Chairman of the Board of Directors
70 Pine Street
New York, New York 10270

John P. Cavoores                     Chief Executive Officer and President
70 Pine Street
New York, New York 10270

Lawrence W. Carlstrom                Senior Vice President
70 Pine Street
New York, New York 10270

Frank H. Douglas, Jr.                Senior Vice President and
70 Pine Street                       Actuary
New York, New York 10270

John Q. Doyle                        Senior Vice President
70 Pine Street
New York, New York 10270

David M. Hupp                        Senior Vice President
70 Pine Street
New York, New York 10270

Robert P. Jacobson                   Senior Vice President and
70 Pine Street                       Treasurer
New York, New York 10270

Vincent J. Masucci                   Senior Vice President
777 S. Figueroa Street
18th Floor
Los Angeles, California 90017

Edward E. Matthews                  Senior Vice President
70 Pine Street
New York, New York 10270

Vincent C. Tizzio                    Senior Vice President
70 Pine Street
New York, New York 10270

Mark T. Willis                       Senior Vice President
500 W. Madison Street
Chicago, Illinois 60661

Robert J. Beier                      Vice President and
70 Pine Street                       Comptroller
New York, New York 10270

John J. Blumenstock                  Vice President and
70 Pine Street                       Assistant Comptroller
New York, New York 10270

John G. Colona                       Vice President
70 Pine Street
New York, New York 10270

Robert K. Conry                      Vice President
70 Pine Street
New York, New York 10270

Kenneth B. Cornell                   Vice President
70 Pine Street
New York, New York 10270

Hans Danielsson                      Vice President
70 Pine Street
New York, New York 10270

Agustin Formoso                      Vice President
70 Pine Street
New York, New York 10270

Brian S. Frisch                      Vice President and
70 Pine Street                       Assistant Comptroller
New York, New York 10270

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Michael F. Greer                     Vice President
70 Pine Street
New York, New York 10270

Kenneth V. Harkins                   Vice President and
70 Pine Street                       General Counsel
New York, New York 10270

Harold S. Jacobowitz                 Vice President
70 Pine Street
New York, New York 10270

Donn R. Kolbeck                      Vice President
70 Pine Street
New York, New York 10270

Christian M. Milton                  Vice President
70 Pine Street
New York, New York 10270

Lena Mkhitarian                      Vice President
70 Pine Street
New York, New York 10270

Win J. Neuger                        Vice President
70 Pine Street
New York, New York 10270

David B. Pinkerton                   Vice President
70 Pine Street
New York, New York 10270

Michael V. Tripp                     Vice President
70 Pine Street
New York, New York 10270